                              AIM INVESTMENT FUNDS

                             RETAIL CLASS SHARES OF

                           AIM DEVELOPING MARKETS FUND
                           AIM GLOBAL HEALTH CARE FUND
                            AIM TRIMARK ENDEAVOR FUND
                                AIM TRIMARK FUND
                        AIM TRIMARK SMALL COMPANIES FUND

                      Supplement dated June 30, 2006 to the
           Statement of Additional Information dated February 28, 2006 as supplemented March 24, 2006 and March 31, 2006


Effective July 1, 2006, the following information replaces the second paragraph in its entirety appearing under the heading "INVESTMENT ADVISORY AND OTHER SERVICES -- OTHER SERVICE PROVIDERS -- TRANSFER AGENT" on page 38 of the Statement of Additional Information:

                  "The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Funds. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS an annual fee per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Funds, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below."

"APPENDIX L -- CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS" appearing on page L-1 of the Statement of Additional Information is revised to include AXA Advisors, LLC.